Exhibit 99.1

Investor Presentation
September 2011
www.evgenergy.com

Safe Harbor Statement

Statements in this presentation that relate to future plans or projected results of Evergreen
Energy Inc. are "forward-looking statements" within the meaning of Section 27A of the
Securities Act of 1933, as amended by the Private Securities Litigation Reform Act of 1995 (the
"PSLRA"), and Section 21E of the Securities Exchange Act of 1934, as amended by the PSLRA, and all such statements fall under the "safe harbor" provisions of the PSLRA. Our actual results may vary materially from those described in any "forward-looking statement" due to, among other possible reasons, the realization of any one or more of the risk factors described in our annual or quarterly reports, or in any of our other filings with the Securities and Exchange
Commission. Readers of this release are encouraged to study all of our filings with the
Securities and Exchange Commission. Our ability to execute our business plan and develop the
K-Fuel® or GreenCert™ technologies and the successful development and operation of our
Southern Coal Holdings venture with WPG Resources (“SCH”) may be adversely impacted by unfavorable decisions in pending litigation, the inability of Green Bridge Holdings to make future payments under the terms of the sale of the Landrica Development Company assets and our Ft. Union Plant, the inability to raise sufficient additional capital in a timely manner to pursue the development of the technology or the development and operation of SCH, unsuccessful exploratory activities with respect to the identified SCH coal deposits, the inability to successfully apply the K-Fuel® technology to SCH’s coal deposits, the inability of SCH to obtain regulatory approval for its activities, adverse conditions for the marketing and sale of upgraded coal, the ability to successfully develop and commercialize other applications of the K
-Fuel® technology (including the development of an activated carbon product), and the ability of the Company to successfully maintain and defend its patents, including the application of such patents to other uses of the K-Fuel® technology. Readers of this presentation are cautioned not to put undue reliance on forward-looking statements.

Raw
Engineering and Mining Experiment Station
South Dakota School of Mines and Technology

K-Fuel

EverGreen energy inc

Introduction
Formed in 1984 and headquartered in Denver, CO, Evergreen Energy Inc.
is a leading innovator in coal upgrading technology.
Evergreen’s proprietary K-Fuel® process is engineered to upgrade the world’s abundant reserves of lignite and sub-bituminous coals using heat and pressure, thus transforming the low quality feedstocks into a solid fuel with higher heating value (Btu/lb or Kcal/kg) while reducing emissions.

Introduction Continued
Evergreen and Australia based WPG Resources recently formed a joint venture named Southern Coal Holdings (SCH), which is based in Australia and has access to sufficient coal resources to support one or more 1 million tons per year (MMTPY) K-Fuel® plants with a maximum K-Fuel®
production cap at 15 MMTPY.
Global coal consumption is expected to increase by 1.6% per year on average for the next 25 years1,Chairman & CEO of Peabody Energy,
Gregory Boyce, recently said: “We’re in a super cycle for coal in the globe today. We think that’s going to [last] for two, three or four decades.”
Click Link Below to view CNBC Interview with Gregory Boyce
http://www.executiveinterviews.net/players/mini/default.asp?order=U13895
1 EIA international Energy Outlook 2010

Evergreen's Coal Group Structure

EverGreen energy inc

International Operations
Engineering,
NA Marketing
(Denver, CO)
Technology
Center
(Gillette, WY)
London Office
Asia Pacific
Marketing
(Singapore)
Southern Coal
Holdings Pty Ltd
Australia
(50% interest)
Evergreen-China
Energy Technology,
Co. Ltd.  Beijing
(30% interest)
USA Operations
K-Fuel®

K-Fuel® Process

K-Fuel® Business Summary
 ▪ K-Fuel® is a patented coal technology that upgrades low value sub-bituminous, lignite and brown coals to high ranking thermal coal quality. For example, PRB sub-bituminous coal from 8,000-
 8,800 BTU/lb upgrading to 10,200-10,800 Btu/lb or Australian lignite from ~6,500 Btu/lb to 10,200
 Btu/lb or ~3,600 kcal/kg to ~5,700 kcal/kg.
 ▪ The proven technology creates a large market for the massive low-rank, low heating value coal resources that exist globally, some of which have not been economical to mine. Through the
 K-Fuel® process, this coal becomes an economic and saleable product available to power plants.
 ▪ Evergreen is acquiring the resources and has established the timeline for moving into full commercial production to realize value from the deployment of the K-Fuel® process to upgrade low-ranked quality coal reserves.
 ▪ Recent financial and corporate developments enable management to refocus on building the company and further technological refinement.
 ▪ New management has the experience, direction and resources available to commercialize K-
 Fuel® around the globe.

Evergreen Energy’s K-Fuel® is a proven coal upgrading process that is market-
ready and can be deployed in a large and addressable, growing global market

Expected Increase in Seaborne Thermal Demand 2010 – 2015

Tonnes in Millions
200
160
120
80
40
0
2010
2015
India
125%-175%
China
5%-25%
Other
Pacific
~20%
Atlantic
~25%

Expected Increase in Seaborne Thermal Supply 2010 – 2015

Tonnes in Millions
200
160
120
80
40
0
2010
2015
50-75
Million
Tonne
Shortfall
Other
Colombia
S. Africa
Russia
Indonesia
15%-25%
Australia
30%-60%

 ▪ Coal upgrading technologies are becoming increasingly
 relevant as the supply of low moisture high rank thermal
 coals are in decline in North America and Asia.
 ▪ Approximately 465 billion tons of coal or 47% of world’s
 reserves are sub-bituminous, lignite and brown coals,
 which are of limited use without being upgraded. The K-
 Fuel® process of upgrading low value coal allows EEE to
 take advantage of the significant price arbitrage
 opportunity.
 ▪ Given the vast amount of sub-bituminous resources in key
 markets, EEE has only begun to capitalize on
 commercialization of its technology. This translates to a
 massive potential upside from a full commercial roll-out.
 ▪ Global demand for thermal coal is driven by a major new
 global build out of coal generation capacity. This
 phenomenon is not restricted to Asia.

Value Proposition - The Global Opportunity
Source: Peabody

Potential EBITDA (US$m)
1000
800
600
400
200
0
194
388
582
776
5
10
15
20
Production (Mtpa)

Historical Coal Prices US$ 2006-11
FOB Newcastle 6000kcal/kg
FOB Richards Bay 6000kcal/kg
Powder River Basin 4900kcal/kg
Price Spread
200
180
160
140
120
100
80
60
40
20
0
01/06
04/06
07/06
10/06
01/07
04/07
07/07
10/07
01/08
04/08
07/08
10/08
01/09
04/09
07/09
10/09
01/10
04/10
07/10
10/10
01/11
04/11

Value Proposition - The Economic Opportunity
▪ K-Fuel® upgrades low rank coal reserves
 and helps take advantage of the price
 spread that exists between low rank and
 high rank coal prices.
▪ An installed production capacity of just
 5MMTPY could yield an forecasted EBITDA
 over $190 million - an extremely compelling
 value proposition(i).
Value Increase per metric ton (tonne) of upgraded coal sensitivity table (i)
Selling value of Upgraded Coal	Value increase/tonne at cost of
	$10.00	$12.00	$14.00
US$50	$22.00	$18.80	$15.70
US$60	$32.00	$28.80	$25.70
US$70	$42.00	$38.80	$35.70
US$80	$52.00	$48.80	$45.70
US$90	$62.00	$58.80	$55.70

(i). Based on the hypothetical K-Fuel® forecast for Indonesian Coal  -
Results vary based on feedstock coal quality and general market conditions for coal
Source: Bloomberg

Coal Feed
Coal Lock
Non-Condensable Gas
Cooling Water In
Vent Condenser
Cooling Water Out
Coal Processor
Steam From Boiler
Reboiler
Steam Condensate
Process Water To Treatment
Product Lock
Rotary Cooler
Product Cooling
K-Fuel®

EverGreen energy inc

K-Fuel® Process
 ▪ The K-Fuel® process was developed at
 Stanford Research Institute by Edward
 Koppelman. Over the last 20+ years, extensive
 research and development, together with pilot
 and commercial scale facility design,
 construction and operation have resulted in a
 robust and validated technological process.
 ▪ The patented process involves the heating and
 pressurization of low value coals, the removal
 of the water content, converting the product into
 a higher energy K-Fuel® product.
 ▪ A 750,000 TPY K-Fuel® commercial plant and
 testing labs at Gillette Wyoming processed and
 tested over 60 low rank coal feed stocks and
 demonstrated substantial heat value increases.
 ▪ Coal feed stocks were tested and upgraded
 from dozens of sources, including coals from
 Inner Mongolia, Indonesia, Russia and the US.
 ▪ Test burns of K-Fuel® at multiple US power
 generation facilities validated combustion
 benefits.

Schematic Overview of the K-Fuel® Process

Other Technology Applications

 Activated Carbon/PCI
 ▪ EEE has extensive corporate experience in the application of technology to transform carbonaceous feedstocks (including coal and biomass) into higher value-added products.
 ▪ EEE’s previous work includes ownership of patents related to activated carbon reactor systems and integration of K-Fuel® into the activated carbon manufacturing process.
 ▪ As EEE re-builds its technical and market capabilities, it is evaluating the formation of a subsidiary to continue to expand the scope and application of its portfolio of coal and carbonaceous material technologies, with an initial focus on the activated carbon market.
 ▪ Other development opportunities being evaluated include the application of K-Fuel® for metallurgical markets (including pulverized coal injection) and biomass feedstocks for fuel and other end products.

EEE Business Model
 ▪ 3 DISTINCT REVENUE STREAMS
 ▪ EBITA Sharing Agreement
 ▪ EEE receives a pre-determined earnings stream from the profitable operation of a
 K-Fuel® plant.
 ▪ Equity Earn-In Agreement to the Plant
 ▪ EEE receives a minority interest in plant after partner recoups its capital and related capital costs.
 ▪ Long Tail
 ▪ EEE receives a payment (equity, cash or combination) as lower grade coal resources become audited as reserves and thereby increase the NAV of the coal company.

Southern Coal Holdings
Evergreen Energy’s Strategic Joint Venture
with WPG Resources

EverGreen energy inc

WPG Resources Ltd

EverGreen energy inc

Southern Coal Holdings Pty. Ltd. Structure

Southern Coal Holdings
Incorporated in Australia
50%
50%
▪ NYSE Arca under symbol: EEE
▪ Shares outstanding: 25,701,845
▪ Share Price 9/20/11- $1.10
▪ Market Cap: $28,000,000
▪ 52 Week Range: $0.52 - $4.98
▪ ASX Listed: WPG
▪ Shares outstanding: 268,500,000
▪ Share Price 9/20/11- $1.23
▪ Market Cap: $305,000,000
▪ 52 Week Range: $0.60 - $1.25

 ▪ On June 9, 2011, Evergreen and WPG announced the finalization of the venture known as Southern Coal Holdings (SCH), which is equally owned by WPG and Evergreen.
 ▪ SCH owns coal resources in South Australia, the most important of which are Penrhyn (sub-bituminous) and Lochiel North (lignite). SCH is the exclusive licensor of Evergreen’s coal upgrading technology in
 Australia.
 ▪ SCH will use the K-Fuel® process to upgrade its low rank coal assets for domestic and international markets.
 ▪ SCH’s K-Fuel® license includes the right to identify and upgrade other Australian coal resources and is not limited to its current portfolio.

Southern Coal Holdings:
A Strategic Joint Venture

Southern Coal Holdings:
A Strategic Joint Venture
 Bob Duffin WPG Chairman - June 10, 2011
 ▪ “WPG conducted extensive due diligence on the upgrading  sector prior to the selection of Evergreen’s K-Fuel® process.”
 ▪ “WPG has no doubt that the process works at both the laboratory and production plant scale, and is capable of achieving a significant increase in calorific value and reduction in greenhouse gasses when applied to sub-bituminous and lignite coals such as those at SCH’s
 Penrhyn and Lochiel North project areas.”

Ilyas Khan Chairman of EEE (left) and Bob Duffin Chairman of WPG
Sign Definitive Agreement in Denver, June 2011

NORTHERN TERRITORY
WESTERN AUSTRALIA
NEW SOUTH WALES
VICTORIA
N
Coober Pedy
Peculiar Knob
Perfection Well
GAWLER
CRATON
Port Pirie
Lochiel North
Adelaide
Reference
Coal Project
Highway
Railway Line

metres

Port Pirie Development Plan
Port Pirie, South Australia
 ▪ WPG is currently in process of a pre-
 feasibility study analysing Port Pirie for
 a possible export terminal and K-Fuel®
 processing plant .
 ▪ Advantages of location:
 ▪ Existing Capacity
 ▪ Existing rail infrastructure
 ▪ Use Penrhyn coal as feedstock
 ▪ Access to Asia Pacific export
 markets

129°
141°
-26°
NORTHERN TERRITORY
WESTERN AUSTRALIA
N
Coober Pedy
Penrhyn
Peculiar Knob
Prominent Hill
Challenger
Perfection Well
Olympic Dam
Woomera
Pidinga
GAWLER
CRATON
Port Pirie
Lochiel North
Adelaide
NEW SOUTH WALES
VICTORIA
Reference
Coal Project
Highway
Railway Line
Kilometres

EverGreen energy inc

SCH Penrhyn and Lochiel North Coal Projects

Penrhyn Coal Project
Permian semi-bituminous coal in the Arckaringa Basin
Resource:
Sub-Bituminous Coal resource of 200 - 300 million metric
tonnes (MMT)
Project Update:
• WPG is mid way through a drilling program aimed at
outlining 200MMT Inferred Coal Resource
• Results to date are encouraging
• Penrhyn is viewed as domestic power station coal or
export coal after upgrading using clean coal technology
provided by Evergreen Energy
Lochiel North Coal Project
Lignite coal Project in Northern St. Vincent Basin
 Inferred Coal Resource
 Lignite resource of approximately 270MMT
 Project Update:
 Lochiel North is viewed as domestic power station coal or
 export coal after upgrading using clean coal technology
 provided by Evergreen Energy

 ▪ Tested both Penrhyn and Lochiel coals - August and September 2011.
 ▪ After initial test results were analysed from Lochiel North and Penrhyn it is likely that
 SCH will focus on the development of the Penrhyn coal assets which could include a
 K-Fuel® plant
 ▪ Highlights of the Penrhyn testing program included:
 ▪ Upgraded to heating values higher than 5,500 kcal/kg prior to re-hydration
 ▪ Stable, shippable product with heating value higher than 5,000 kcal/kg
 ▪ Reduced sodium by up to 50%
 ▪ Reduced chloride by up to 70%
 ▪ Currently working on business case and finishing pre-feasibility study.

Testing Program

[redacted]

[redacted]

[redacted]

[redacted]

EverGreen energy inc

Penrhyn Test Results

	Composite #1
Parameter	Coal	K-Fuel® Produced
CV - kcal/kg	3595	5521
Chlorine % Dry Basis	1.74	0.68
Sodium % Dry Basis	1.4	0.8
Moisture	43.30%	12.96

	Composite #2
Parameter	Coal	K-Fuel® Produced
CV - kcal/kg	3322	6410
Chlorine % Dry Basis	2.8	0.7
Sodium % Dry Basis	1.52	0.66
Moisture	49.40%	6.41%

	Composite #3
Parameter	Coal	K-Fuel® Produced
CV - kcal/kg	3440	5819
Chlorine % Dry Basis	2.32	0.71
Sodium % Dry Basis	1.7	1.0
Moisture	45.10%	8.10%

Note: Stabilized k/cal data not included

Click Link to View K-Fuel® Animation

http://www.evgenergy.com/k-fuel/animations/

EverGreen energy inc

K-Fuel® is a value-added product
 ▪ K-Fuel® upgrading technology processes low quality sub-bituminous coal resulting in:
 ▪ Higher energy value - Demonstrated to increase the efficiency and heating value of sub-bituminous, lignite and brown coals by 30% on average, accomplished by decreasing equilibrium moisture content by 50%
 ▪ Higher economic value - Allows product to compete with bituminous coals and makes low rank coal marketable
 ▪ Physically and chemically stable product - Handled/transported as the feed coal
 ▪ Significantly reduced transport costs - Reduced moisture content can lead to lower transportation costs
 ▪ More environmentally friendly product - More efficient burning could lead to lower carbon emissions, and in particular reduced Hg, SO2 and NOx
 ▪ The consequence is that a significantly large number of low quality, high moisture coal deposits worldwide become economically viable and more environmentally friendly